EXHIBIT 31.4

Certification By Principal Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Assaf Zipori, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Markforged Holding Corporation; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 9, 2025	/s/ Assaf Zipori

Assaf Zipori
Chief Financial Officer
(Principal Financial Officer)

DOCPROPERTY DOCXDOCID DMS=IManage Format=<<LIB>>/<<NUM>>.<<VER>> \* MERGEFORMAT ACTIVE/137530632.1